UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2020

CARRIER GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard
Palm Beach Gardens, Florida 33418
(Address of principal executive offices, including zip code)

(561) 365-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

Notes Offering

On June 16, 2020, Carrier Global Corporation (“Carrier”) is commencing a private placement of unsecured, unsubordinated notes with registration rights (the “Notes”).   The Notes are expected to be issued under the indenture dated as of February 27, 2020, between Carrier and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the Supplemental Indenture No. 2.  Carrier expects to use the net proceeds from the sale of the Notes, which will further enhance its liquidity and financial flexibility during the ongoing COVID-19 pandemic, for general corporate purposes.

The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.  The Notes will not be initially registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Pro Forma Condensed Combined Financial Information

In connection with its offering of the Notes, Carrier is filing this Current Report on Form 8-K also to provide pro forma financial information reflecting the Separation and the Distributions (in each case, as defined below).  As previously reported, on April 3, 2020, United Technologies Corporation (since renamed Raytheon Technologies Corporation) (“UTC”) completed its previously announced separation (the “Separation”) into three independent, publicly traded companies – Carrier, Otis Worldwide Corporation, and UTC – through pro rata distributions (the “Distributions”) of all of the outstanding shares of common stock of Carrier and Otis, respectively, to UTC shareowners who held shares of UTC’s common stock as of the close of business on March 19, 2020.

While Carrier’s historical condensed combined financial statements reflect Carrier’s past financial results, the pro forma financial information included in this Current Report on Form 8-K gives effect to the Separation and the Distributions.  This Current Report on Form 8-K does not modify or update the combined financial statements of Carrier for the year ended December 31, 2019 or its condensed combined financial statements for the quarter ended March 31, 2020, nor does it reflect any subsequent information or events.

Item 9.01          Financial Statements and Exhibits.

(b)          Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Carrier reflecting the Separation and the Distributions, including the unaudited pro forma condensed combined balance sheet as of March 31, 2020 and the unaudited pro forma condensed combined statement of operations for the quarter ended March 31, 2020 and the accompanying notes related thereto, are attached hereto as Exhibit 99.1 and incorporated by reference herein.

(d)	Exhibits.

	99.1	Unaudited pro forma condensed combined financial information of Carrier as of March 31, 2020 and for the quarter ended March 31, 2020
	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws.  From time to time, oral or written forward-looking statements may also be included in other information released to the public.  These forward-looking statements are intended to provide management’s current expectations or plans for Carrier’s future operating and financial performance, based on assumptions currently believed to be valid.  Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “scenario” and other words of similar meaning in connection with a discussion of future operating or financial performance or the Separation.  Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates and other measures of financial performance or potential future plans, strategies or transactions of Carrier, estimated costs associated with the Separation and other statements that are not historical facts.  All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements.  For those statements, Carrier claims the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995.  Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which Carrier and its businesses operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction, the impact of weather conditions, pandemic health issues (including COVID-19 and its effects, among other things, on production and on global supply, demand, and distribution disruptions as the outbreak continues and results in an increasingly prolonged period of travel, commercial and/or other similar restrictions and limitations), natural disasters and the financial condition of Carrier’s customers and suppliers; (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits of advanced technologies and new products and services; (3) future levels of indebtedness, and capital spending and research and development spending; (4) future availability of credit and factors that may affect such availability, including credit market conditions and capital structure and credit ratings; (5) the timing and scope of future repurchases of Carrier’s common stock, including market conditions and the level of other investing activities and uses of cash; (6) delays and disruption in the delivery of materials and services from suppliers; (7) cost reduction efforts and restructuring costs and savings and other consequences thereof; (8) new business and investment opportunities; (9) the anticipated benefits of moving away from diversification and balance of operations across product lines, regions and industries; (10) the outcome of legal proceedings, investigations and other contingencies; (11) the impact of pension plan assumptions and on future cash contributions and earnings; (12) the impact of the negotiation of collective bargaining agreements and labor disputes; (13) the effect of changes in political conditions in the U.S. and other countries in which Carrier and its businesses operate, including the effect of changes in U.S. trade policies or the United Kingdom’s withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (14) the effect of changes in tax, environmental, regulatory (including among other things import/export) and other laws and regulations in the U.S. and other countries in which Carrier and its businesses operate; (15) the ability of Carrier to retain and hire key personnel; (16) the scope, nature, impact or timing of acquisition and divestiture activity, including among other things integration of acquired businesses into existing businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs; (17) the expected benefits of the Separation; (18) a determination by the IRS and other tax authorities that the Separation or certain related transactions should be treated as taxable transactions; (19) risks associated with indebtedness, including that incurred as a result of financing transactions undertaken in connection with the Separation; (20) the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the Separation will exceed Carrier’s estimates; and (21) the impact of the Separation on Carrier’s business and Carrier’s resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties.  The above list of factors is not exhaustive or necessarily in order of importance.  For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of Carrier on Forms 10-Q and 8-K filed with or furnished to the SEC from time to time, including the final information statement filed as Exhibit 99.1 to Carrier's Current Report on Form 8-K dated March 16, 2020. Any forward-looking statement speaks only as of the date on which it is made, and Carrier assumes no obligation to update or revise such statement whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION (Registrant)

Date: June 16, 2020	By:	/s/ Ariel R. David
Ariel R. David
Vice President, Assistant Secretary & Associate General Counsel